United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 8, 2007
Endeavour International Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-32212 (Commission file Number)	88-0448389 (I.R.S. Employer Identification No.)
1000 Main Street, Suite 3300, Houston, Texas 77002
(Address of principal executive offices) (Zip code)
(713) 307-8700
Registrant’s telephone number, including area code

None
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Endeavour International Corporation
ITEM 2.02. Results of Operations and Financial Condition.
On August 8, 2007, the Company released its earnings for the second quarter of 2007. That release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information under Item 2.02 in this Current Report on Form 8-K, including the exhibits hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 2.02 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information under Item 2.02 in this Current Report on Form 8-K is not intended to, and does not, constitute a determination by the Company that the information under Item 2.02 in this Current Report on Form 8-K is complete or that investors should consider this information before making an investment decision with respect to any security of the Company.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press release dated August 8, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Endeavour International Corporation
By: /s/ Robert L. Thompson
Robert L. Thompson
Chief Accounting Officer
Date: August 8, 2007

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press release dated August 8, 2007.